SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2002

NMT Medical, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-21001	95-4090463

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Wormwood Street, Boston, Massachusetts	02210-1625

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 737-0930

N/A

(Former name or former address, if changed since last report)

Item 5.    Other Events.

On November 5, 2002, NMT Medical, Inc. (the “Company”) issued a press release reporting its financial results for the third quarter ended September 30, 2002. The full text of the Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 5, 2002, announcing the financial results of NMT Medical, Inc. for the third quarter ended September 30, 2002.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2002		NMT MEDICAL, INC.

(Registrant)

	By:	/s/ RICHARD E. DAVIS

Name: Richard E. Davis
Title: Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 5, 2002, announcing the financial results of NMT Medical, Inc. for the third quarter ended September 30, 2002.